Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Supplement dated June 19, 2006 to

Prospectus dated May 1, 2006

On February 23, 2006, the Board of Directors of Maxim Series Fund, Inc. approved a Plan of Liquidation and Dissolution (the “Liquidation”), pursuant to which the assets of Maxim Value Index Portfolio will be liquidated, known liabilities satisfied and remaining proceeds be distributed to shareholders. The Board of Directors of Maxim Series Fund, Inc. determined that approval of the Liquidation was in the best interests of Maxim Value Index Portfolio and its shareholders.

The Liquidation is subject to the approval of the shareholders of Maxim Value Index Portfolio. A special shareholder meeting has been scheduled for June 26, 2006 for shareholders to consider and vote on the proposed Liquidation. There can be no assurance that the Liquidation will be approved.

The Plan is expected to be a tax-free transaction, which means that the shareholders of Maxim Value Index will not incur any additional tax liability as a result of the Liquidation.

Pending shareholder approval, Maxim Value Index Portfolio will no longer accept purchases as of the close of business on July 14, 2006.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2006. This supplement should be retained for future reference.